Logan Capital Long/Short Fund
Summary Prospectus
August 28, 2015
Institutional Class	LGNLX
Investor Class	LGNMX

Before you invest, you may want to review the Logan Capital Long/Short Fund’s (the “Long/Short Fund”) Statutory Prospectus and Statement of Additional Information, which contains more information about the Long/Short Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated August 28, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Long/Short Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Long/Short Fund online at http://www.logancapital.com/funds.  You can also get this information at no cost by calling 1-855-215-1200 or by sending an e-mail request to funds@logancapital.com.

Investment Objective
The Long/Short Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Long/Short Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses (includes Interest Expense, Dividends on Securities Sold Short and Shareholder Servicing Plan Fee)	2.89%	2.89%
Interest Expense and Dividends on Securities Sold Short	0.83%	0.83%
Shareholder Servicing Plan Fee	0.10%	0.10%
Total Annual Fund Operating Expenses(1)	4.29%	4.54%
Less: Fee Waiver(2)	-1.71%	-1.71%
Total Annual Fund Operating Expenses After Fee Waiver	2.58%	2.83%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Operating Expenses to Average Net Assets Before Reimbursements in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Long/Short Fund and does not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).

(2)
Logan Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Long/Short Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) to 1.74% and 1.99% of average daily net assets of the Fund’s Institutional Class shares and Investor Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least August 27, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Long/Short Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$261	$1,146	$2,044	$4,344
Investor Class	$286	$1,218	$2,159	$4,548

Portfolio Turnover
The Long/Short Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Long/Short Fund employs a “long/short” investment strategy to attempt to achieve capital appreciation and manage risk by purchasing stocks believed by the Advisor to be undervalued and selling short stocks believed by the Advisor to be overvalued.  The Fund generally maintains a net long bias; however, the Fund will have at least some short exposure at all times.  The net long exposure of the Fund (gross long exposures minus gross short exposures) is usually expected to be between 50% and 100%.  Under normal market conditions, the Fund invests primarily in equity securities that are traded on U.S. securities exchanges.  Equity securities in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants, and may include securities of companies that are offered pursuant to an initial public offering (“IPO”).  The Fund may invest up to 20% of its total assets in securities of foreign issuers, including issuers in emerging markets.  Additionally, the Fund may invest up to 50% of its total assets in other investment companies, including exchange-traded funds (“ETFs”), and may purchase and sell options on equities and stock indices with respect to 25% of its total assets.

The Long/Short Fund’s long investments follow the Advisor’s Core 60/40 strategy, which combines large cap value stocks that the Advisor believes to be financially sound and have high dividends with the growth stocks of companies that the Advisor believes are leaders in growing earnings.  Alpha is a risk-adjusted measure of an investment’s performance.  The Core 60/40 strategy is designed to deliver competitive risk-adjusted returns (“alpha”) without extended risk, by combining growth and value stocks.  Growth stocks have a target weight of approximately 50% to 60% of the Fund’s total assets allocated to long positions and value stocks have a target weight of approximately 50% to 40% of the Fund’s total assets allocated to long positions in the Fund.

With respect to the growth style, the Fund’s investment process is “bottom up” and focused on superior security selection.  The investment team utilizes a three-component process that includes top-down macroeconomic analysis, fundamental research and technical analysis.  For a stock to be eligible for portfolio inclusion, it must pass all three independent components of this process.

With respect to the value style, the Advisor seeks to identify financially stable, high dividend yielding companies.  The buy discipline seeks to screen from a universe of all stocks traded on U.S. exchanges. Factors used to screen these companies include, but are not limited to, market capitalization, cash flow, financial leverage, modest valuations and price volatility.  The remaining companies are then further refined to include those companies with the highest dividend yield.  The Advisor may sell a position when it no longer qualifies for purchase under its respective buy discipline.

The Advisor has hired Waterloo International Advisors, LLC (“Waterloo” or “Sub-Advisor”) as a sub-advisor to manage the short portion of the Long/Short Fund.  The Fund’s short positions will generally range between 1% and 50% of the value of the net assets of the Fund.  The Fund’s short investment approach will involve a disciplined, methodical search for overvalued companies.  Such companies may be evidenced by high inventories or accounts receivable, decelerating sales growth, heavy insider selling or deteriorating technical factors.  To identify such companies, Waterloo carefully scrutinizes the quality of earnings, the proxy statement (background of directors and management, director or accountant resignations, litigation and related transactions), the balance sheet and footnotes (accounts receivable, inventories, other current assets, reserve levels, changes in amortization or depreciation schedules, off-balance sheet liabilities), and the income and cash-flow statements (margin trends, one-time gains or losses, tax rates).

Additionally, Waterloo will consider the time horizon likely to be required for positions to become profitable.  Accordingly, Waterloo will seek to identify so-called “catalysts”, i.e., particular anticipated events or circumstances that are likely to accelerate the time frame in which the key flaw in the issuer will be reflected in its stock price.  By emphasizing catalysts, Waterloo will seek to avoid potential short situations that would require extensive holding periods and their attendant increased costs and risks.

Waterloo will seek to reduce, cover or close positions if the analytical basis for the original investment decision has become questionable or if there are other developments that create a lack of continuing analytic confidence in the position.  The Advisor expects that the Long/Short Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis.

The Long/Short Fund may also invest up to 100% of the Fund’s total assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments for temporary defensive purposes.

Principal Investment Risks
Losing all or a portion of your money on your investment is a risk of investing in the Long/Short Fund.  The following additional risks could affect the value of your investment:

•
Management Risk.  The Long/Short Fund is an actively managed portfolio.  The Advisor’s or Sub-Advisor’s management practices and investment strategies might not produce the desired results.  The Advisor or Sub-Advisor may be incorrect in their assessment of a stock’s appreciation or depreciation potential.

•
Leverage Risk.  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Market Risk. The prices of the securities in which the Long/Short Fund invests may decline for a number of reasons.  These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

•
Equity Risk.  The equity securities held by the Long/Short Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment.

•
Short Sales Risk.  A short sale is the sale by the Long/Short Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

•
Growth Style Investment Risk.  Growth stocks can perform differently from the market as a whole and from other types of stocks.  While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising or falling in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term.

•
Value Style Investment Risk.  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•
Investment Company Risk.  When the Long/Short Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Foreign Securities and Emerging Markets Risk.  Foreign investments are subject to special risks.  Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Fund’s investments.  Securities markets of other countries are generally smaller than U.S. securities markets.  Emerging markets are more volatile than the markets of developed countries.

•
Options Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

•
Initial Public Offering Risk.  The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Long/Short Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Performance
The following information provides some indication of the risks of investing in the Long/Short Fund.  The bar chart shows the annual return for the Fund’s Investor Class shares from year to year.  The table shows how the Fund’s Investor Class average annual returns for one year and since inception compare with those of a broad measure of market performance and an index that reflects the types of securities in which the Fund invests.  Because the Institutional Class shares of the Fund did not commence operations prior to the date of this Prospectus, the following information shows the performance for the Investor Class shares of the Fund.  The performance for the Institutional Class shares would differ only to extent that the Institutional Class shares have different expenses than the Investor Class shares.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.logancapital.com/funds or by calling the Fund toll-free at 1-855-215-1200.

Calendar Year Total Return as of December 31 – Investor Class*
* The Long/Short Fund’s year-to-date return as of June 30, 2015 was 1.85%

During the period of time shown in the bar chart, the Long/Short Fund’s highest quarterly return was 9.58% for the quarter ended December 31, 2013, and the lowest quarterly return was -3.53% for the quarter ended June 30, 2013.

Average Annual Total Returns (For the periods ended December 31, 2014)	1 Year	Since Inception (9/28/2012)
Investor Class
Return Before Taxes	8.13%	8.23%
Return After Taxes on Distributions	8.10%	8.14%
Return After Taxes on Distributions and Sale of Fund Shares	4.62%	6.33%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	19.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Advisor	Portfolio Managers	Managed the Fund Since:
Logan Capital Management, Inc.	Al Besse, Principal Stephen S. Lee, Principal Dana H. Stewardson, Principal Marvin I. Kline, Managing Director Richard E. Buchwald, Managing Director	2012 2012 2012 2012 2012
Sub-Advisor	Portfolio Managers	Managed the Fund Since:
Waterloo International Advisors, LLC	Guy Judkowski, Managing Member David Schroll, Managing Member	2012 2012

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Long/Short Fund shares on any business day by written request via mail (Logan Capital Long/Short Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-215-1200, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Institutional Class
All Accounts	$100,000	$50
Investor Class
Regular	$5,000	$50
Automatic Investment Plan	$5,000	$50
Coverdell Accounts	$2,000	$50
Retirement Accounts	$1,000	$50

Tax Information
The Long/Short Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Long/Short Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.